Exhibit 10.27.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. “[***]” INDICATES THAT INFORMATION HAS BEEN REDACTED.

Execution Version

FIRST AMENDMENT TO

CONSUMER SERVICES OPERATING AGREEMENT

This First Amendment (this “Amendment”), dated as of December 31, 2015 (the “First Amendment Effective Date”), is by and between GBT III B.V., a private company with limited liability organized under the laws of the Netherlands (“GBT Holdco”) and American Express Travel Related Services Company, Inc., a corporation organized under the laws of the State of New York (“Amex”), and amends the Consumer Services Operating Agreement, dated as of June 30, 2014 (as such agreement may be amended from time to time, the “CS Agreement”) by and between GBT Holdco and Amex. Capitalized terms used but not defined herein shall have the meanings set forth in the CS Agreement.

WHEREAS, reference is hereby made to that certain letter agreement dated [***] (the “[***] Letter”) between [***], Amex, American Express Bank, FSB, GBT US LLC, and GBT Holdco, pursuant to which, among other things, GBT Holdco agreed to certain revised [***], which supplement and supersede certain of the Existing GBT Obligations;

WHEREAS, reference is hereby made to that certain letter agreement dated [***] (the “GBT [***] Letter”) between Amex and GBT Holdco, pursuant to which Amex and GBT Holdco confirmed (i) that GBT Holdco’s execution of the [***] Letter did not waive GBT Holdco’s right to receive the [***] for the Amended GBT Obligations reflected in the [***] Letter, and (ii) their good faith negotiations in respect thereof; and

WHEREAS, the Parties wish to amend and modify the CS Agreement in accordance with Section 9.02 thereof to include: (a) the Amended GBT Obligations under the [***] Letter, and (b) the [***] from Amex to GBT Holdco of the [***] negotiated pursuant to the GBT [***] Letter, as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows as of the First Amendment Effective Date:

Section 1.       Section 1.01 of the CS Agreement is hereby amended as follows:

(a)           The definition of “[***] Co-Brand Agreement” is amended by inserting the phrase “including, without limitation, by the [***] Letter” immediately following the words “time to time” and before the close parenthesis (“)”).

(b)           The following definitions are hereby added to Section 1.01 in their correct alphabetical order:

“Amended [***] Obligations” shall mean, collectively: (i) the [***] for calendar years 2015, 2016, 2017, and 2018; (ii) any other efforts agreed to by GBT Holdco pursuant to the [***] Letter, and (iii) subject to Section 2.02(e), for each of calendar years 2019, 2020, 2021 and 2022 (the “2019-2022 Period”) and subject to the provisions of Section 6(b) of Annex 1 to the [***] Letter (“[***] Letter Section 6(b)”), GBT will maintain the [***] for 2018; provided, that if and to the extent that [***] requests an extension of the [***] in the 2019-2022 Period, GBT will negotiate in good faith with [***] regarding such extension, it being agreed that any [***] agreed upon for any calendar year in the 2019-2022 Period will be part of the Amended [***] Obligations, even if such [***] is lower than the [***] for 2018. All of the foregoing shall collectively constitute an Amended GBT Obligation for purposes of this Agreement.

“[***] Letter” shall mean that certain letter agreement dated [***] between [***], Amex, FSB, GBT US LLC, and GBT Holdco, as the same may be amended, supplemented or otherwise amended from time to time.

“[***]” has the meaning set forth in Section 6 of Annex 1 to the [***] Letter or as amended pursuant hereto.

Section 2.       Section 2.02 of the CS Agreement is hereby amended by inserting new subsections (c), (d), (e), and (f) immediately following subsection (b) therein, as follows:

(c)           For each calendar year through 2018 and, subject to subsection (e) below, for each calendar year from 2019 through 2022, GBT Holdco agrees to use reasonable efforts, including those activities specified in Exhibit A to the First Amendment to this Agreement, to perform the Amended [***] Obligations on behalf and for the benefit of [***] and the other [***] specified in the [***] Letter (collectively, the “[***]”) and Amex.

(d)           Subject to subsection (e) below, for each calendar year through 2022, [***]

(e)           Notwithstanding anything to the contrary herein, if (i) GBT and [***] do not agree upon a [***] for any calendar year in the 2019-2022 Period as contemplated by the definition of Amended [***] Obligations and (ii) beginning in and with respect to each calendar year of the 2019-2022 Period, if GBT and Amex reasonably agree (such agreement not to be unreasonably withheld, following a review and good faith consideration of all applicable supporting documentation) that the [***] (including, for the avoidance of doubt [***], such as “net fares” or similar products) reasonably expected to be available to GBT from [***] and the [***] for such calendar year, regardless of when [***], will decline by [***] or more (or actual [***] for any such full calendar year has declined by [***] or more) from the [***] for the immediately preceding calendar year (the “Baseline [***] Level”), then (but only after, as applicable, GBT has used reasonable efforts to enter into extended [***] in respect of the 2019-2022 Period and/or (as applicable) the Parties have exhausted any [***] pursuant to [***] Letter Section 6(b) or any provision replacing such section in the future):

(A)          with respect to such calendar year (x) subject to clause (B) below, upon written notice by either of GBT or Amex to the other no earlier than, in the case of the 2019 calendar year, January 1, 2019 or, with respect to any other calendar year in the 2019-2022 Period, December 1 immediately prior to the applicable calendar year (a “[***] Decline Notice”) the Amended [***] Obligations shall not apply during all or the remainder of such calendar year, as the case may be, but (x) GBT will continue to be obligated to perform the Existing GBT Obligations relating to [***] or the [***] that were in effect immediately prior to the date of the [***] Letter, including, without limitation, using reasonable efforts to achieve during that calendar year the [***] contained in Exhibit 1 to this Agreement, and (y) Amex shall not be obligated to [***] GBT Holdco and GBT Holdco shall not be obligated to [***] the portion of the [***] for that calendar year (and, for the avoidance of doubt, if already [***], Amex shall be [***], as specified in subsection (d) above; provided, however, that, Amex shall remain obligated to [***], and GBT shall be entitled to retain, the portion of the Amended [***] Obligations [***] for any preceding calendar year.

(B)           Amex may elect within thirty (30) days after receipt of a [***] Decline Notice to [***] GBT for the amount by which the [***] actually received for such year was less than the Baseline [***] Level (provided that for purposes of such calculating such amount, the Baseline [***] Level will not be deemed to exceed the [***] in respect of meeting the applicable [***] for such calendar year), in which case the [***] Decline Notice shall be deemed null and void and without effect and GBT shall remain subject to the Amended [***] Obligations.

(C)           Notwithstanding anything to the contrary, GBT will not be permitted to exercise any rights under this Section 2.02(e) if it has taken any actions or entered into new or amended arrangements that have the effect of increasing the likelihood of any such [***] decline in [***]; provided, that in the event of such a change in [***], Amex and GBT will consider in good faith whether this Section 2.02 should be adjusted to reflect those changes.

(f)           For the avoidance of doubt, the Parties hereby acknowledge and agree that (i) the term Full Year as used in the [***] Letter refers to a calendar year period, and (ii) GBT has no obligation to perform the Amended [***] Obligations under the First Amendment to this Agreement other than to use reasonable efforts as described therein, including the activities specified in Exhibit A thereto, and the [***] of the Amended [***] Obligation [***] shall not be contingent upon the achievement of any [***].

Section 3.       For the avoidance of doubt, nothing contained herein shall be deemed to waive or modify the terms of Section 8.03 of the CS Agreement, it being agreed that such provision, which is incorporated by reference herein, mutadis mutandis, shall apply to the obligations of GBT Holdco and its Subsidiaries (collectively, “GBT”) hereunder. Amex represents and warrants that it has not since [***], entered into any agreement with [***] that could materially increase Amex’s direct damages resulting from any breach by GBT of or relating to this Amendment, or the provisions of the CS Agreement modified or added by this Amendment.

Section 4.       Except as specifically stated in this Amendment, the CS Agreement remains in full force and effect and is not modified or amended hereby and no rights or remedies thereunder are waived hereby.

Section 5.       This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule thereof or any other jurisdiction that would give rise to the application of the Laws of another jurisdiction. Sections 5.01, 9.05 and 9.06(b) of the CS Agreement is incorporated by reference herein, mutadis mutandis.

Section 6.       This Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which, when executed, shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, Amex and GBT Holdco have caused this Amendment to be executed and delivered as of the date and year first written above.

AMEX:	AMERICAN EXPRESS TRAVEL
RELATED SERVICES COMPANY, INC.,
a. New York corporation

	By:	/s/ David Rabkin
	Name:	David Rabkin
	Title:	SVP / GM

GBT HOLDCO:	GBT III B.V., a Netherlands private company with limited liability

	By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Chief Legal Officer

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